__________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 9, 2006

____________

BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

____________

South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400 (Zip Code)

605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

Item 8.01	Other Events.

On January 9, 2006, the Registrant issued a press release announcing that on January 5, 2006, it had entered into a definitive agreement to sell the operating assets of Black Hills Energy Resources, Inc. and related subsidiaries to a subsidiary of Sunoco Logistics Partners L.P., subject to certain closing conditions. Black Hills Energy Resources is headquartered in Houston, Texas and engages in crude oil marketing and pipeline transportation. The transaction is expected to close within 120 days of the January 5, 2006 agreement.

The press release is attached as Exhibit 99 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits
	99	Press Release dated January 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies
Mark T. Thies
Executive Vice President
and Chief Financial Officer

Date: January 10, 2006

Exhibit Index

Exhibit No.	Description
99	Press Release dated January 9, 2006.

4